UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 22, 2004

Trimeris, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23155	56-1808663
(Commission File Number)	(IRS Employer Identification No.)

3518 Westgate Drive, Suite 300, Durham, North Carolina	27707
(Address of Principal Executive Offices)	(Zip Code)

(919) 419-6050

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 22, 2004, the Registrant appointed Andrew Graham, age 34, to the position of Principal Accounting Officer and Secretary. Mr. Graham had previously served as Chief Accounting Officer at Paradigm Genetics, Inc. from 2002 through 2004. Prior to that, Mr. Graham first served as Comptroller and later as Director of Finance at Paradigm Genetics, Inc. from 1999 through 2002. Mr. Graham received his B.A and M.A. degrees in accounting from North Carolina State University and his M.B.A. from the University of North Carolina at Chapel Hill. Mr. Graham is a certified public accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Steven D. Skolsky
Steven D. Skolsky
Chief Executive Officer

Dated September 23, 2004